UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2015

XBIOTECH INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State of Incorporation)

001-37347
(Commission File Number)

N/A
(IRS Employer Identification No.)

8201 E Riverside Dr. Bldg 4, Ste 100 Austin, Texas	78744
(Address of principal executive offices)	(Zip Code)

(512) 386-2930
(Registrant's telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2015, the independent members of the Board of Directors of XBiotech Inc. (the "Company") authorized a cash bonus award to John Simard, its Chief Executive Officer and President, in the amount of $550,000 with respect to his performance in fiscal 2014.

Item 8.01. Other Events.

On April 29, 2015, the Company, announced that it has enrolled the first patient into its revised U.S. Phase 3 study of Xilonix(TM) in metastatic colorectal cancer patients. A copy of the Company's press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of XBiotech Inc., issued April 29, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XBIOTECH INC. (Registrant)
May 5, 2015 (Date)	/s/ JOHN SIMARD John Simard Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, issued April 29, 2015